                                                                  Exhibit 10.3
[Logo]  Midwest Grain Products, Inc.
          1300 Main, P.O. Box 130,               Established 1941
          Atchison, Ks 66002-0130  *      913-367-1480       * 800-255 0302
                                                           Fax 913-367-0192

                                November 11, 1998

                                   MEMORANDUM

TO:          Outside Directors Holding Options Under the:
             Midwest Grain Products, Inc. 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

FROM:        Ladd Seaberg

Re:          Amendments to Option Agreements

This is to advise you that on September 4, 1998, the Board of Directors of the Company adopted amendments to the Midwest Grain Products, Inc. 1996 Stock Option Plan for Outside Directors so as to revise paragraph 5(b)(4) of the Plan to read as follows:

     "(4) Each Stock Option shall cease to be exercisable on the date that is ten years following the date of grant."

The directors also took action to cause the amendment to be applied to options theretofore granted under the plan.

The above actions of the Board were made subject to subsequent stockholder approval, which approval was given at the October 8, 1998, annual meeting of stockholders.

This memo is intended to evidence the change in the maximum term of options awarded to you under the Plan prior to October 8, 1998. Options automatically granted to you under the Plan on October 9, 1998, also reflect this change. A form of option agreement reflecting the most recent grant is attached. Please sign and return a copy for our records.

You should keep this memo with the original of your option agreement or agreements as evidence of the amendment.

Please contact Marta Myers or Bob Booe if you have any questions.

                                               s/Laidacker M. Seaberg
                                               ---------------------------
                                               Laidacker M. Seaberg, President

[Logo]  Midwest Grain Products, Inc.
          1300 Main, P.O. Box 130,               Established 1941
          Atchison, Ks 66002-0130    *    913-367-1480       * 800-255 0302
                                                           Fax 913-367-0192

                                November 11, 1998

                                   MEMORANDUM

          TO: All Persons Holding Options Under the: Midwest Grain Products, Inc. Stock Incentive Plan of 1996; and the Midwest Grain Products, Inc. 1998 Stock Incentive Plan For Salaried Employees

FROM:        Ladd Seaberg

Re:          Amendments to Option Agreements

This is to advise you that on September 4, 1998, outstanding options previously granted to you under the Midwest Grain Products, Inc. Stock Incentive Plan of 1996 and the Midwest Grain Products, Inc.1998 Stock Incentive Plan For Salaried Employees were amended by the Human Resources Committee of the Board of Directors to increase the maximum term of the options from five years to ten years. The amendment states:

"Effective immediately as of this fourth day of September, 1998, the provision contained in the instrument evidencing the grant of each option heretofore granted under the Midwest Grain Products, Inc. Stock Incentive Plan of 1996 and the Midwest Grain Products, Inc. 1998 Stock Incentive Plan for Salaried Employees (the "Plans") which state:

          "All options granted to you under this grant must be exercised, if at all, within five years after the date of this grant. "

"is hereby amended to read:

           "All options granted to you under this grant must be exercised, if at all, within ten years after the date of this grant."

You should keep this memo with the original of your option agreement or agreements as evidence of the amendment.

Please contact Marta Myers or Bob Booe if you have any questions.

                                          s/Laidacker M. Seaberg
                                         ---------------------------
                                         Laidacker M. Seaberg, President